Oppenheimer
International
Bond Fund


ANNUAL REPORT

September 30, 2002
================================================================================


Fund Highlights

Performance Update

Investment Strategy Discussion

Listing of Individual Investments

"Oppenheimer International Bond Fund has recently benefited from its investments in emerging-market bonds in Latin America and Eastern Europe and developed-market bonds in Europe. During the reporting period, the Fund successfully avoided most of the problems related to Argentina's default and Brazil's recent financial crisis, while participating in Russia's emergence as a major oil producer."


                              [LOGO] OPPENHEIMERFUNDS[R]
                                     The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer International Bond Fund seeks total return. As a secondary objective, the Fund seeks income when consistent with total return.

Fund Highlight
According to Lipper, Inc., the Fund's Class A shares ranked first (1 of 45) of all international income funds for the one-year period ended September 30, 2002. The Fund's three-year ranking for the same period was also in the first quartile, 3 of 43.(1)


    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

 7  Fund Performance

11  Financial
    Statements

39  Independent
    Auditors' Report

40  Federal Income Tax
    Information

41  Trustees and Officers

48  Privacy Policy Notice




Average Annual Total Returns*
          For the 1-Year Period
          Ended 9/30/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   16.78%       11.23%
---------------------------------
Class B   15.90        10.90
---------------------------------
Class C   15.90        14.90
---------------------------------
Class N   16.23        15.23

---------------------------------
Standardized Yields(2)
For the 30 Days Ended 9/30/02
---------------------------------
Class A                5.04%
Class B                4.48
Class C                4.49
Class N                5.53

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's 5-year ranking for the period ended 9/30/02 was 15 of 36. Past performance is no guarantee of future results.

2. Standardized yield is based on net investment income for the 30-day period ended September 30, 2002. Falling share prices will tend to artificially raise yields.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS


Dear Shareholder,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an






PHOTO OF JAMES C. SWAIN
James C. Swain
Chairman
Oppenheimer
International Bond Fund


PHOTO OF JOHN V. MURPHY
John V. Murphy
President
Oppenheimer
International Bond Fund



          1 | OPPENHEIMER INTERNATIONAL BOND FUND

LETTER TO SHAREHOLDERS


investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds The Right Way to Invest.



Sincerely,
/S/ SIGNATURE     /S/ SIGNATURE
--------------------------------
James C. Swain    John V. Murphy
October 21, 2002



These general market views represent opinions of OppenheimerFunds, Inc.
and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.



          2 | OPPENHEIMER INTERNATIONAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q
How did Oppenheimer International Bond Fund perform during the 12-month period that ended September 30, 2002?
A. We are very pleased with the Fund's performance, which exceeded the average of all funds in its peer group, the Lipper International Income Fund category, during the 12-month reporting period.(3) We attribute the Fund's strong returns to its investments in the emerging markets of certain Latin American countries and Eastern Europe throughout the reporting period, and to currency-related gains in the Fund's developed-market holdings in Europe during the period's second half.

How did changes in the global economy affect the Fund's performance?
When the reporting period began, the U.S. economy was in recession, and economic weakness prevailed in most international markets. These conditions had been intensified by the September 11 attacks, which caused economic activity to decline sharply worldwide. In that environment, we identified a number of bonds that we believed represented compelling values. This was particularly true in many emerging markets, where economic weakness had eroded export activity to the U.S. and Europe. In addition, economic troubles in Argentina, which soon led to that nation's default on its debt, adversely affected bond prices of other Latin American issuers. As a result, we found opportunities to invest in bonds with highly competitive yields, and in our view, unwarranted low prices.
   The Fund benefited from price appreciation among these holdings when the global bond markets began to recover in the aftermath of September 11th. Many emerging market countries rallied especially strong as investors began to anticipate the beginning of a global economic recovery, which many believed would improve the prospects of exporters in developing nations.


[SIDEBAR]
Portfolio Management
Team
Art Steinmetz
Ruggiero de'Rossi


3. The Fund's performance is compared to average annual returns of the 45 funds in the Lipper International Income Fund category, which was 10.75% for the one-year period ended 9/30/02.




          3 | OPPENHEIMER INTERNATIONAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS



Bonds from many Latin American issuers also recovered during the final months of 2001, when it became apparent that Argentina's problems were not likely to spread to neighboring countries.
   The economic recovery finally began in the United States early in 2002, however, it was weaker and more uneven than many analysts had expected. Although emerging-market bonds were volatile against this backdrop of heightened economic uncertainty among exporters' key customers, many generally held onto their previous gains. At the same time, the Fund began to benefit from many of its holdings of developed- market bonds, principally from issuers in Europe. Although developed-market bond prices were generally unchanged, a weakening U.S. dollar increased their value significantly for U.S. investors.

In what regions of the world did the Fund find the most compelling investment opportunities?
   Russia, the country to which we have allocated the single largest percentage of the Fund's assets, also ranked among the top performing nations during the reporting period. As we mentioned in our report to shareholders six months ago, Russia has emerged as one of the world's leading oil producers. In fact, according to recent statistics, Russia now produces as much crude oil as Saudi Arabia. However, unlike Saudi Arabia, Russia is not a member of OPEC and is not bound by its production limits. As a result, Russia benefited greatly from rising oil prices during much of the 12-month period.
   We de-emphasized bonds from Japan, where yields remained at unattractively low levels and debt levels remained high. Similarly, we maintained relatively light exposure to emerging markets in Southeast Asia. Although we occasionally invested opportunistically in the region to seek to capture the benefits of strengthening currencies, these trades contributed little to the Fund's overall performance.

[SIDEBAR]
Strong returns from the emerging markets helped drive the Fund's returns higher over the past 12 months, principally from investments in certain Latin American countries and Russia.



          4 | OPPENHEIMER INTERNATIONAL BOND FUND

Has Brazil's recent fiscal problems affected the Fund?
Yes. Although we have concentrated many of the Fund's emerging-market investments in the Latin American region, returns generally have been muted because of recent turmoil in Brazil. Investor sentiment toward Brazilian bonds turned negative when a candidate for elective office offered a controversial proposal to restructure the nation's debt. This created a crisis of confidence among lenders, and Brazil was unable to satisfy its short-term obligations until the International Monetary Fund intervened. We believe that Brazil's problems are temporary, and their bonds should recover as the nation's economy improves and its political situation becomes resolved. Accordingly, we have maintained the Fund's investments there.

What is your outlook for the foreseeable future?
We remain optimistic about the prospects of international bonds. In the emerging markets, in our view prices remain relatively low compared to historical norms. We believe that this is particularly true in Latin America, where Brazil's problems have affected investor sentiment toward the entire region. As Brazil's problems ease, we believe that the entire region's bonds will rebound. At the same time, we have continued to find attractive opportunities in Eastern Europe, where we expect economic activity to increase as former socialist and communist countries continue to export goods and services to the developed nations of Western Europe. Finally, while we believe that the bulk of currency-related gains from developed-market bonds have already been realized, falling interest rates should help support bond prices in Western Europe.

Average Annual
Total Returns with Sales
Charge

For the Periods Ended 9/30/02(4)

Class A        Since
1-Year  5-Year Inception
--------------------------------
11.23%  3.52%  7.14%

Class B        Since
1-Year  5-Year Inception
--------------------------------
10.90%  3.49%  7.18%

Class C        Since
1-Year  5-Year Inception
--------------------------------
14.90%  3.77%  7.04%

Class N        Since
1-Year  5-Year Inception
--------------------------------
15.23%  N/A    7.96%



4. See Notes on page 10 for further details.




          5 | OPPENHEIMER INTERNATIONAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

   Of course, the world's local and regional economies can change rapidly. Accordingly, we are prepared to change the Fund's composition and country allocation strategies as market conditions evolve, making Oppenheimer International Bond Fund, part of The Right Way to Invest.


Top Ten Geographic Diversification Holdings(5)
---------------------------------------------------------------
United States                                           16.3%
---------------------------------------------------------------
Russia                                                   9.5
---------------------------------------------------------------
Spain                                                    5.9
---------------------------------------------------------------
Mexico                                                   5.0
---------------------------------------------------------------
The Netherlands                                          4.8
---------------------------------------------------------------
Philippines                                              4.1
---------------------------------------------------------------
Italy                                                    3.7
---------------------------------------------------------------
Supranational                                            3.6
---------------------------------------------------------------
Brazil                                                   3.5
---------------------------------------------------------------
Belgium                                                  3.4


Regional Allocation(5)

[PIE CHART]

o Europe          34.3%
o Latin America   20.0
o United States/
   Canada         17.3
o Emerging
   Europe         12.2
o Asia             7.9
o Middle East/
   Africa          4.7
o Supranational    3.6



5. Portfolio's holdings and allocations are subject to change. Percentages are as of September 30, 2002, and are based on total market value of investments.



          6 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE


How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended September 30, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's Discussion of Performance. During the Fund's fiscal year that ended September 30, 2002, Oppenheimer International Bond Fund's performance was strongly influenced by changing global economic and market conditions. Bond prices in the emerging markets were especially volatile, rising and falling in response to such international pressures as the war on terrorism, global economic weakness, Argentina's default on its debt, fiscal problems in Brazil, economic weakness in Japan and generally high oil prices. Nonetheless, the Fund benefited from the portfolio managers' decisions to allocate the Fund's assets primarily to emerging markets in many Latin American countries and Eastern Europe, as well as developed markets in Western Europe, Canada and the Pacific Rim. Returns from the emerging markets were driven primarily by higher prices as the regions' export markets strengthened, even though the Fund did feel the impact of Brazil's economic woes. Performance contributions from developed markets were mainly produced by currency effects, which caused the value of many other currencies to appreciate relative to the U.S. dollar. The Fund's portfolio holdings and allocations are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from the inception date of all the share classes on June 15, 1995 until September 30, 2002, except Class N shares. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
   The performance of each class of the Fund's shares is compared to two indices because the Fund invests in debt securities issued by governments in both developed countries and emerging market countries and in debt securities issued by companies located in those countries. In the Manager's view, no single index adequately combines both types of investments.
   Performance is compared to the Salomon Brothers Non-US Dollar World Government Bond Index, a subset of the Salomon Brothers World Government Bond Index. The Salomon Brothers Non-US Dollar World Government Bond Index is a market capitalization weighted benchmark that tracks the performance of 13 government bond markets including Australia, Canada, Japan and 10 European countries. Thus, the index does not reflect the performance of the fixed income markets in either the United States or in any emerging market countries. In addition, it is comprised of only government bonds and does not reflect the performance of corporate bonds.
   Performance is also compared to the Salomon Brothers Brady Bond Index, which provides a total return benchmark for emerging market country bonds. It is designed to allow direct comparison of the developing country debt market with other markets. A Brady Bond is a bond that is exchanged for debt or new money under the debt-restructuring program initiated in 1990 by the U.S. Department of the Treasury.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. Indices may not be purchased directly by investors and indices performance does not depict or predict actual Fund performance. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices.



          7 | OPPENHEIMER INTERNATIONAL BOND FUND

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]

      Oppenheimer International Salomon Brothers Non-US Dollar  Salomon Brothers
         Bond Fund (Class A)     World Government Bond Index    Brady Bond Index

06/15/1995       9,525                     10,000                   10,000
06/30/1995       9,570                     10,050                   10,225
09/30/1995      10,014                      9,806                   10,898
12/31/1995      10,473                     10,009                   11,913
03/31/1996      10,860                      9,840                   12,444
06/30/1996      11,362                      9,879                   13,584
09/30/1996      11,898                     10,201                   14,997
12/31/1996      12,492                     10,418                   16,032
03/31/1997      12,584                      9,815                   16,227
06/30/1997      12,934                     10,092                   17,889
09/30/1997      13,246                     10,114                   19,130
12/31/1997      12,799                      9,974                   18,734
03/31/1998      12,978                     10,015                   19,758
06/30/1998      12,850                     10,182                   18,892
09/30/1998      11,591                     11,160                   16,045
12/31/1998      12,242                     11,748                   17,430
03/31/1999      12,216                     11,179                   18,382
06/30/1999      12,635                     10,678                   18,564
09/30/1999      12,818                     11,331                   18,865
12/31/1999      13,589                     11,152                   21,079
03/31/2000      14,150                     11,023                   22,267
06/30/2000      13,986                     10,935                   22,275
09/30/2000      13,962                     10,441                   23,610
12/31/2000      14,519                     10,858                   24,035
03/31/2001      14,144                     10,326                   24,267
06/30/2001      14,206                     10,122                   24,735
09/30/2001      14,157                     10,907                   24,015
12/31/2001      14,830                     10,474                   24,496
03/31/2002      15,149                     10,279                   25,862
06/30/2002      16,368                     11,715                   23,831
09/30/2002      16,532                     12,047                   22,917

Average Annual Total Returns of Class A Shares of the Fund at 9/30/02(1) 1-Year 11.23% 5-Year 3.52% Since Inception 7.14%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]

      Oppenheimer International Salomon Brothers Non-US Dollar  Salomon Brothers
         Bond Fund (Class B)      World Government Bond Index   Brady Bond Index

06/15/1995       10,000                     10,000                   10,000
06/30/1995       10,045                     10,050                   10,225
09/30/1995       10,492                      9,806                   10,898
12/31/1995       10,929                     10,009                   11,913
03/31/1996       11,312                      9,840                   12,444
06/30/1996       11,837                      9,879                   13,584
09/30/1996       12,350                     10,201                   14,997
12/31/1996       12,943                     10,418                   16,032
03/31/1997       13,014                      9,815                   16,227
06/30/1997       13,352                     10,092                   17,889
09/30/1997       13,649                     10,114                   19,130
12/31/1997       13,165                      9,974                   18,734
03/31/1998       13,324                     10,015                   19,758
06/30/1998       13,168                     10,182                   18,892
09/30/1998       11,852                     11,160                   16,045
12/31/1998       12,496                     11,748                   17,430
03/31/1999       12,447                     11,179                   18,382
06/30/1999       12,850                     10,678                   18,564
09/30/1999       13,013                     11,331                   18,865
12/31/1999       13,773                     11,152                   21,079
03/31/2000       14,318                     11,023                   22,267
06/30/2000       14,094                     10,935                   22,275
09/30/2000       14,046                     10,441                   23,610
12/31/2000       14,614                     10,858                   24,035
03/31/2001       14,208                     10,326                   24,267
06/30/2001       14,252                     10,122                   24,735
09/30/2001       14,203                     10,907                   24,015
12/31/2001       14,878                     10,474                   24,496
03/31/2002       15,198                     10,279                   25,862
06/30/2002       16,421                     11,715                   23,831
09/30/2002       16,585                     12,047                   22,917

Average Annual Total Returns of Class B Shares of the Fund at 9/30/02(1)
1-Year 10.90%   5-Year 3.49%   Since Inception 7.18%

1. See Notes on page 10 for further details.

The performance information for both indices in the graphs begins on 5/31/95 for Class A, B and C and 2/28/01 for Class N.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

          8 | OPPENHEIMER INTERNATIONAL BOND FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]

      Oppenheimer International Salomon Brothers Non-US Dollar  Salomon Brothers
         Bond Fund (Class C)      World Government Bond Index   Brady Bond Index

06/15/1995       10,000                     10,000                  10,000
06/30/1995       10,045                     10,050                  10,225
09/30/1995       10,473                      9,806                  10,898
12/31/1995       10,929                     10,009                  11,913
03/31/1996       11,311                      9,840                  12,444
06/30/1996       11,814                      9,879                  13,584
09/30/1996       12,350                     10,201                  14,997
12/31/1996       12,943                     10,418                  16,032
03/31/1997       12,990                      9,815                  16,227
06/30/1997       13,352                     10,092                  17,889
09/30/1997       13,649                     10,114                  19,130
12/31/1997       13,165                      9,974                  18,734
03/31/1998       13,324                     10,015                  19,758
06/30/1998       13,169                     10,182                  18,892
09/30/1998       11,853                     11,160                  16,045
12/31/1998       12,497                     11,748                  17,430
03/31/1999       12,448                     11,179                  18,382
06/30/1999       12,852                     10,678                  18,564
09/30/1999       13,014                     11,331                  18,865
12/31/1999       13,774                     11,152                  21,079
03/31/2000       14,319                     11,023                  22,267
06/30/2000       14,097                     10,935                  22,275
09/30/2000       14,049                     10,441                  23,610
12/31/2000       14,617                     10,858                  24,035
03/31/2001       14,210                     10,326                  24,267
06/30/2001       14,246                     10,122                  24,735
09/30/2001       14,169                     10,907                  24,015
12/31/2001       14,779                     10,474                  24,496
03/31/2002       15,105                     10,279                  25,862
06/30/2002       16,292                     11,715                  23,831
09/30/2002       16,422                     12,047                  22,917

Average Annual Total Returns of Class C Shares of the Fund at 9/30/02(1)
1-Year 14.90%   5-Year 3.77%   Since Inception 7.04%


Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
[LINE CHART]

      Oppenheimer International  Salomon Brothers Non-US Dollar Salomon Brothers
          Bond Fund (Class N)      World Government Bond Index  Brady Bond Index
03/01/2001       10,000                     10,000                  10,000
03/31/2001        9,706                      9,598                   9,907
06/30/2001        9,747                      9,409                  10,098
09/30/2001        9,712                     10,139                   9,804
12/31/2001       10,144                      9,736                  10,001
03/31/2002       10,380                      9,554                  10,559
06/30/2002       11,208                     10,889                   9,729
09/30/2002       11,287                     11,198                   9,356

Average Annual Total Returns of Class N Shares of the Fund at 9/30/02(1)
1-Year  15.23%             Since Inception  7.96%

          9 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL.OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 6/15/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


          10 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  September 30, 2002

                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 U.S. Government Obligations--6.6%
------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., 4.75%, 1/15/13 [EUR]   5,990,000    $  5,921,693
------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Sr. Unsec. Nts.,
 2.125%, 10/9/07 [JPY]                                  905,000,000       7,957,964
 Federal National Mortgage Assn. Unsec. Nts.,
 1.75%, 3/26/08(1) [JPY]                                830,000,000       7,284,828
                                                                       -------------
 Total U.S. Government Obligations (Cost $20,643,146)                    21,164,485

------------------------------------------------------------------------------------
 Foreign Government Obligations--69.7%
------------------------------------------------------------------------------------
 Argentina--0.7%
 Argentina (Republic of) Bonds:
 11.75%, 6/15/15(3)                                         105,000          22,575
 Series 2008, 7%, 12/19/08(3)                             1,279,000         278,182
 Series 2018, 3.063%, 6/19/18(3)                          3,793,969         701,884
------------------------------------------------------------------------------------
 Argentina (Republic of) Global Unsec. Unsub. Bonds, Series BGL5,
 11.375%, 1/30/17(3,4)                                      200,000          43,000
------------------------------------------------------------------------------------
 Argentina (Republic of) Unsec. Bonds, 12.375%,
 2/21/12(3,4)                                               490,000         100,450
------------------------------------------------------------------------------------
 Argentina (Republic of) Unsec. Unsub. Bonds, 11.75%,
 4/7/09(3,4,5)                                            1,165,000         250,475
------------------------------------------------------------------------------------
 Argentina (Republic of) Unsub. Bonds, Series 2031,
 2.79%, 6/19/31(3)                                        3,500,120         647,522
------------------------------------------------------------------------------------
 Buenos Aires (Province of) Bonds, Bonos de Consolidacion de Deudas,
 Series PBA1, 3.257%, 4/1/07(3,5) [ARP]                   2,307,630         277,617
                                                                       -------------
                                                                          2,321,705

------------------------------------------------------------------------------------
 Australia--1.0%
 Australia (Commonwealth of) Bonds, Series 808,
 8.75%, 8/15/08 [AUD]                                     4,870,000       3,120,850
------------------------------------------------------------------------------------
 Austria--2.1%
 Austria (Republic of) Bonds:
 3.40%, 10/20/04 [EUR]                                    1,580,000       1,570,102
 4.30%, 7/15/03 [EUR]                                       940,000         935,970
 6.25%, 7/15/27 [EUR]                                       723,000         836,727
------------------------------------------------------------------------------------
 Austria (Republic of) Nts., 5.50%, 10/20/07 [EUR]        3,330,000       3,540,911
                                                                       -------------
                                                                          6,883,710

------------------------------------------------------------------------------------
 Belgium--3.4%
 Belgium (Kingdom of) Bonds:
 5%, 9/28/11 [EUR]                                        1,020,000       1,049,497
 5.50%, 3/28/28 [EUR]                                     1,362,000       1,434,097
 Series 26, 6.25%, 3/28/07 [EUR]                          5,285,000       5,756,451
------------------------------------------------------------------------------------
 Belgium (Kingdom of) Debs., 7.25%, 4/29/04 [EUR]         2,510,000       2,635,673
                                                                       -------------
                                                                         10,875,718

------------------------------------------------------------------------------------
 Belize--0.1%
 Belize (Government of) Bonds, 9.50%, 8/15/12               450,000         446,625
------------------------------------------------------------------------------------
 Brazil--2.6%
 Brazil (Federal Republic of) Bonds:
 8.875%, 4/15/24                                          3,390,000       1,364,475
 Series 15 yr., 3.125%, 4/15/09(6)                        1,161,176         606,715




          11 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 Brazil Continued
 Brazil (Federal Republic of) Debt Capitalization Bonds, Series 20 yr.,
 8%, 4/15/14                                         $    1,973,950    $    977,105
------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Conversion Bonds:
 Series 18 yr., 3.125%, 4/15/12(6)                        5,570,000       2,207,112
 Series D, 3.125%, 4/15/12(6)                             2,070,000         820,238
------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Unsec. Unsub.
 Bonds, 11%, 8/17/40                                      5,529,200       2,446,671
                                                                       -------------
                                                                          8,422,316

------------------------------------------------------------------------------------
 Bulgaria--0.2%
 Bulgaria (Republic of) Interest Arrears Debs.,
 Series PDI, 2.688%, 7/28/11(6)                             897,250         791,823
------------------------------------------------------------------------------------
 Canada--1.0%
 Canada (Government of) Bonds, 5.50%, 6/1/09 [CAD]        4,625,000       3,084,334
------------------------------------------------------------------------------------
 Chile--0.6%
 Chile (Republic of) Nts., 7.125%, 1/11/12                1,650,000       1,799,949
------------------------------------------------------------------------------------
 Colombia--1.8%
 Colombia (Republic of) Bonds:
 9.75%, 4/23/09                                           1,500,000       1,218,750
 10%, 1/23/12                                             1,186,000         963,625
------------------------------------------------------------------------------------
 Colombia (Republic of) Nts., 8.625%, 4/1/08              2,040,000       1,637,100
------------------------------------------------------------------------------------
 Colombia (Republic of) Unsec. Unsub. Bonds:
 8.375%, 2/15/27                                            475,000         290,937
 11.75%, 2/25/20                                            213,000         174,128
------------------------------------------------------------------------------------
 Colombia (Republic of) Unsec. Unsub. Nts.:
 11.375%, 1/31/08 [EUR]                                     990,000         791,295
 11.50%, 5/31/11 [EUR]                                      900,000         694,676
                                                                       -------------
                                                                          5,770,511

------------------------------------------------------------------------------------
 Dominican Republic--0.4%
 Dominican Republic Unsec. Unsub. Bonds, 9.50%, 9/27/06   1,340,000       1,410,350
------------------------------------------------------------------------------------
 Ecuador--1.3%
 Ecuador (Republic of) Unsec. Bonds, 6%, 8/15/30(6)      11,070,000       4,095,900
------------------------------------------------------------------------------------
 El Salvador--0.3%
 El Salvador (Republic of) Unsec. Nts., 8.50%, 7/25/11(7)   760,000         822,700
------------------------------------------------------------------------------------
 France--2.7%
 France (Government of) Obligations Assimilables du Tresor Bonds:
 5%, 7/25/12 [EUR]                                          510,000         528,731
 5.75%, 10/25/32 [EUR]                                    1,320,000       1,474,514
------------------------------------------------------------------------------------
 France (Government of) Treasury Nts.:
 3.50%, 7/12/04 [EUR]                                     2,535,000       2,525,052
 3.75%, 1/12/07 [EUR]                                     4,210,000       4,190,180
                                                                       -------------
                                                                          8,718,477



          12 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 Germany--3.2%
 Germany (Republic of) Bonds:
 5.50%, 1/4/31 [EUR]                                      1,371,000    $  1,480,970
 Series 01, 5%, 7/4/11 [EUR]                              1,010,000       1,052,185
 Series 139, 4%, 2/16/07 [EUR]                            4,960,000       4,978,439
------------------------------------------------------------------------------------
 Treuhandanstalt Gtd. Nts., 6.75%, 5/13/04 [EUR]          2,740,000       2,860,670
                                                                       -------------
                                                                         10,372,264

------------------------------------------------------------------------------------
 Great Britain--3.2%
 United Kingdom Treasury Bonds, 5.75%, 12/7/09 [GBP]      6,105,000      10,458,068
------------------------------------------------------------------------------------
 Greece--2.8%
 Greece (Republic of) Bonds, 5.35%, 5/18/11 [EUR]         7,170,000       7,475,443
------------------------------------------------------------------------------------
 Greece (Republic of) Sr. Unsub. Bonds, 4.65%,
 4/19/07 [EUR]                                            1,550,000       1,590,352
                                                                       -------------
                                                                          9,065,795

------------------------------------------------------------------------------------
 Guatemala--0.1%
 Guatemala (Republic of) Nts., 10.25%, 11/8/11(5)           160,000         184,400
------------------------------------------------------------------------------------
 Italy--3.7%
 Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
 0.375%, 10/10/06 [JPY]                                  59,000,000         487,402
 4.50%, 7/1/04 [EUR]                                      2,050,000       2,075,247
 5%, 10/15/07 [EUR]                                       4,345,000       4,531,953
 5.25%, 8/1/11 [EUR]                                      2,045,000       2,143,146
 6%, 5/1/31 [EUR]                                           990,000       1,114,417
------------------------------------------------------------------------------------
 Italy (Republic of) Treasury Nts., Cert Di Credito Del Tesoro, 4.20%,
 10/1/02(6) [EUR]                                         1,545,000       1,526,466
                                                                       -------------
                                                                         11,878,631

------------------------------------------------------------------------------------
 Ivory Coast--0.2%
 Ivory Coast (Government of) Past Due Interest Bonds, Series F, 1.905%,
 3/29/18(3,4,5) [FRF]                                    16,007,500         521,546
------------------------------------------------------------------------------------
 Mexico--3.3%
 United Mexican States Bonds:
 8.30%, 8/15/31                                           2,995,000       2,912,637
 11.50%, 5/15/26(8)                                       2,755,000       3,478,188
------------------------------------------------------------------------------------
 United Mexican States Nts.:
 7.50%, 1/14/12                                           2,589,000       2,624,599
 8.375%, 1/14/11                                          1,595,000       1,682,725
                                                                       -------------
                                                                         10,698,149

------------------------------------------------------------------------------------
 Nigeria--0.2%
 Nigeria (Federal Republic of) Promissory Nts.,
 Series RC, 5.092%, 1/5/10(3,4)                           1,510,734         727,431
------------------------------------------------------------------------------------
 Norway--0.5%
 Norway (Government of) Bonds, 5.50%, 5/15/09 [NOK]      12,070,000       1,586,358




          13 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 Panama--1.5%
 Panama (Republic of) Bonds:
 9.375%, 4/1/29                                      $    1,062,000    $  1,080,585
 10.75%, 5/15/20                                            740,000         745,550
------------------------------------------------------------------------------------
 Panama (Republic of) Interest Reduction Bonds,
 5%, 7/17/14(6)                                           1,626,657       1,354,192
------------------------------------------------------------------------------------
 Panama (Republic of) Past Due Interest Debs.,
 2.75%, 7/17/16(6)                                        2,456,947       1,726,005
                                                                       -------------
                                                                          4,906,332

------------------------------------------------------------------------------------
 Peru--1.5%
 Peru (Republic of) Sr. Nts., Zero Coupon,
 4.53%, 2/28/16(2)                                       10,058,878       4,758,855
------------------------------------------------------------------------------------
 Philippines--3.4%
 Philippines (Republic of) Nts., 10.625%, 3/16/25         4,500,000       4,691,250
------------------------------------------------------------------------------------
 Philippines (Republic of) Unsec. Bonds, 9.875%, 1/15/19  6,309,000       6,277,455
                                                                       -------------
                                                                         10,968,705

------------------------------------------------------------------------------------
 Portugal--1.4%
 Portugal (Republic of) Obrig Do Tes Medio Prazo Unsec. Unsub. Bonds,
 5.85%, 5/20/10 [EUR]                                     4,135,000       4,496,856
------------------------------------------------------------------------------------
 Russia--8.4%
 Russian Federation Unsec. Unsub. Nts.:
 8.75%, 7/24/05                                             640,000         681,600
 10%, 6/26/07                                             4,815,000       5,224,275
 12.75%, 6/24/28                                          1,372,000       1,670,716
------------------------------------------------------------------------------------
 Russian Federation Unsub. Nts., 5%, 3/31/30(6)          25,616,000      18,075,290
------------------------------------------------------------------------------------
 Russian Ministry of Finance Debs., Series V, 3%, 5/14/08 1,920,000       1,347,456
                                                                       -------------
                                                                         26,999,337

------------------------------------------------------------------------------------
 South Africa--1.1%
 South Africa (Republic of) Unsec. Nts.:
 7.375%, 4/25/12                                          3,065,000       3,237,406
 8.50%, 6/23/17                                             280,000         302,050
 9.125%, 5/19/09                                             20,000          23,300
                                                                       -------------
                                                                          3,562,756

------------------------------------------------------------------------------------
 Spain--5.9%
 Spain (Kingdom of) Bonds, Bonos y Obligacion del Estado:
 4.65%, 10/31/04(5) [EUR]                                 4,155,000       4,230,235
 4.80%, 10/31/06 [EUR]                                    8,805,000       9,134,035
 5.75%, 7/30/32 [EUR]                                     2,245,000       2,476,129
------------------------------------------------------------------------------------
 Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
 5.40%, 7/30/11 [EUR]                                     2,840,000       3,010,698
                                                                       -------------
                                                                         18,851,097




          14 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 Supranational--1.0%
 European Investment Bank Nts., 2.125%, 9/20/07 [JPY]   348,000,000    $  3,115,249
------------------------------------------------------------------------------------
 Sweden--0.5%
 Sweden (Kingdom of) Debs., Series 1040, 6.50%,
 5/5/08 [SEK]                                            13,350,000       1,571,449
------------------------------------------------------------------------------------
 The Netherlands--4.8%
 The Netherlands (Government of) Bonds:
 5%, 7/15/11 [EUR]                                        3,450,000       3,575,684
 5.50%, 1/15/28 [EUR]                                     1,820,000       1,947,459
 5.75%, 1/15/04 [EUR]                                     3,010,000       3,075,331
 Series 1, 5.75%, 2/15/07 [EUR]                           6,410,000       6,861,442
                                                                       -------------
                                                                         15,459,916

------------------------------------------------------------------------------------
 Turkey--1.0%
 Turkey (Republic of) Bonds, 11.75%, 6/15/10              1,710,000       1,534,725
------------------------------------------------------------------------------------
 Turkey (Republic of) Sr. Unsec. Unsub. Nts.,
 11.875%, 1/15/30                                         1,035,000         869,400
------------------------------------------------------------------------------------
 Turkey (Republic of) Sr. Unsub. Bonds, 12.375%, 6/15/09  1,015,000         936,337
                                                                       -------------
                                                                          3,340,462

------------------------------------------------------------------------------------
 Ukraine--1.0%
 Ukraine (Republic of) Sr. Unsec. Nts., 11%, 3/15/07      2,966,880       3,114,853
------------------------------------------------------------------------------------
 Uruguay--0.1%
 Banco Central Del Uruguay Nts., Series A,
 6.75%, 2/19/21(5)                                          315,000         194,512
------------------------------------------------------------------------------------
 Venezuela--2.7%
 Venezuela (Republic of) Bonds, 9.25%, 9/15/27            7,715,000       5,149,762
------------------------------------------------------------------------------------
 Venezuela (Republic of) Collateralized Par Bonds, Series W-B,
 6.75%, 3/31/20                                             159,000         127,598
------------------------------------------------------------------------------------
 Venezuela (Republic of) Debs., Series DL,
 2.875%, 12/18/07(6)                                      3,771,368       2,856,811
------------------------------------------------------------------------------------
 Venezuela (Republic of) Front-Loaded Interest Reduction Bonds:
 Series A, 2.688%, 3/31/07(6)                               842,839         625,808
 Series B, 2.688%, 3/31/07(6)                                76,189          56,570
                                                                       -------------
                                                                          8,816,549
                                                                       -------------
 Total Foreign Government Obligations (Cost $220,555,680)               224,214,538

------------------------------------------------------------------------------------
 Loan Participations--2.1%
------------------------------------------------------------------------------------
 Algeria (Republic of) Loan Participation Nts.,
 2.625%, 3/4/10(5,6)                                      3,236,250       2,849,923
------------------------------------------------------------------------------------
 Deutsche Bank AG, Indonesia Rupiah Loan Participation Nts.:
 2.636%, 5/21/04(3)                                         360,000         185,400
 2.636%, 3/25/05(3)                                         165,000          86,625
 2.636%, 12/14/13(3,5)                                      495,000         222,750
------------------------------------------------------------------------------------
 Deutsche Bank AG, OAO Gazprom Loan Participation Nts.,
 10%, 12/9/02(5)                                          1,400,000       1,408,820
------------------------------------------------------------------------------------
 Russia (Government of) Debs., Series VI, 3%, 5/14/06     2,320,000       1,912,118
                                                                       -------------
 Total Loan Participations (Cost $6,650,684)                              6,665,636




          15 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Continued

                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 Corporate Bonds and Notes--8.6%
------------------------------------------------------------------------------------
 Capital Gaming International, Inc., 11.50% Promissory
 Nts., 8/1/1995(3,4,5)                               $        2,000    $         --
------------------------------------------------------------------------------------
 Chohung Bank, 11.875% Sub. Nts., 4/1/10(6)                 145,000         170,208
------------------------------------------------------------------------------------
 European Investment Bank, 3% Eligible Interest Nts.,
 9/20/06 [JPY]                                          938,000,000       8,546,325
------------------------------------------------------------------------------------
 Fuji JGB Investment LLC:
 9.87% Non-Cum. Bonds, Series A, 12/31/49(6)              1,140,000       1,037,513
 9.87% Non-Cum. Bonds, Series A, 12/31/49(7)             10,981,000       9,993,797
------------------------------------------------------------------------------------
 Hanvit Bank, 12.75% Unsec. Sub. Nts., 3/1/10(6)          2,337,000       2,776,961
------------------------------------------------------------------------------------
 IBJ Preferred Capital Co. (The) LLC, 8.79% Non-Cum. Bonds,
 Series A, 12/29/49(6)                                      380,000         318,037
------------------------------------------------------------------------------------
 Mexican Williams Sr. Nts., 2.076%, 11/15/08(5,6)           500,000         514,610
------------------------------------------------------------------------------------
 Ongko International Finance Co. BV, 10.50% Sec.
 Nts., 3/29/04(3,4,5)                                       550,000           8,250
------------------------------------------------------------------------------------
 Petronas Capital Ltd.:
 7.875% Nts., 5/22/22                                     1,385,000       1,541,526
 7.875% Nts., 5/22/22(7)                                    875,000         961,107
------------------------------------------------------------------------------------
 Pfizer, Inc., 0.80% Unsec. Bonds, Series INTL,
 3/18/08 [JPY]                                          131,000,000       1,090,806
------------------------------------------------------------------------------------
 Tokai Preferred Capital Co. LLC, 9.98% Non-Cum. Bonds,
 Series A, 12/29/49(7)                                      695,000         634,290
                                                                       -------------
 Total Corporate Bonds and Notes (Cost $28,091,611)                      27,593,430

                                                             Shares
------------------------------------------------------------------------------------
 Common Stocks--0.0%
------------------------------------------------------------------------------------
 i Shares MSCI Hong Kong Index Fund(4) (Cost $2,284)            225           1,604

                                                              Units
------------------------------------------------------------------------------------
 Rights, Warrants and Certificates--1.0%
------------------------------------------------------------------------------------
 Banco Central Del Uruguay Rts., Exp. 1/2/21(4,5)           315,000              --
------------------------------------------------------------------------------------
 Chesapeake Energy Corp. Wts.:
 Exp. 1/23/03(4,5)                                              326              --
 Exp. 9/1/04(4,5)                                               350              --
------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05(4,5)               495               5
------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(4,5)       50              --
------------------------------------------------------------------------------------
 Mexico Value Rts., Exp. 6/30/03(4)                          70,000              21
------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(4,7)      100              19
------------------------------------------------------------------------------------
 Morgan Stanley Wts., Exp. 6/5/03(4)                        357,965       3,078,714
------------------------------------------------------------------------------------
 Protection One, Inc. Wts., Exp. 6/30/05(4,5)                   640              --
                                                                       -------------
 Total Rights, Warrants and Certificates (Cost $3,771,364)                3,078,759




          16 | OPPENHEIMER INTERNATIONAL BOND FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
------------------------------------------------------------------------------------
 Structured Notes--7.8%
------------------------------------------------------------------------------------
 Credit Suisse First Boston Corp. (Nassau Branch), U.S. Dollar/Philippine
 Peso Linked Nts., 12.50%, 3/15/12(6) [PHP]             119,085,000    $  2,258,810
------------------------------------------------------------------------------------
 Credit Suisse First Boston International, U.S. Dollar/South African Rand
 Linked Nts., 1.965%, 5/23/22(5,6)                        2,100,000       2,087,400
------------------------------------------------------------------------------------
 Deutsche Bank AG:
 Brazilian Real Linked Nts., 22%, 2/8/04                  3,475,000       2,611,810
 Colombian Peso Linked Nts., 2.201%, 4/22/04(6)             810,000         757,269
 Columbian Peso Linked Nts., 14.61%, 8/8/04(5,6)            595,000         579,292
 Mexican Peso Linked Nts., 1.66%, 4/9/12(6)               3,000,000       2,692,800
------------------------------------------------------------------------------------
 JPMorgan Chase Bank:
 EMBI Plus Linked CD, 0.54%, 2/6/03                       2,480,000       2,443,536
 EMBI Plus/EMBI Global Linked Bonds, 1.02%, 3/11/03       1,130,000       1,001,862
 EMBI Plus/EMBI Global Linked Bonds, 1.20%, 4/4/03          740,000         644,536
 Hungarian Forint/Euro Linked Bonds, 2%, 7/14/03          2,780,000       2,757,204
 Hungarian Forint/Euro Linked Nts., 1.82%, 8/6/03         2,010,000       1,966,383
------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc., Mexican Peso Linked Nts., 1.78%,
 12/6/02 [MXN]                                           23,808,000       2,231,033
------------------------------------------------------------------------------------
 Standard Chartered Bank, Indonesian Rupiah Linked Nts., 12.86%,
 10/21/02 [IDR]                                      26,733,350,000       2,970,214
                                                                       -------------
 Total Structured Notes (Cost $26,194,778)                               25,002,149

                                       Date       Strike  Contracts
------------------------------------------------------------------------------------
 Options Purchased--0.0%
------------------------------------------------------------------------------------
 Brazilian Real Call(4,5)          10/11/02     3.335brr     32,144           1,420
------------------------------------------------------------------------------------
 Chiliean Peso Call(4,5)           10/11/02    719.50clp     10,496           5,904
------------------------------------------------------------------------------------
 Japanese Yen Call(4,5)             2/18/03    116.33jpy    408,780         147,628
------------------------------------------------------------------------------------
 Qatar (State of) Sr. Unsec.
 Unsub. Bonds, 9.75%,
 6/15/30 Put(4,5)                   3/19/03         114%    155,236          17,730
                                                                       -------------
 Total Options Purchased (Cost $606,656)                                    172,682

                                                          Principal
                                                             Amount
------------------------------------------------------------------------------------
 Joint Repurchase Agreements--3.8%
------------------------------------------------------------------------------------
 Undivided interest of 4.10% in joint repurchase agreement with BNP
 Paribas Securities Corp., 1.85%, dated 9/30/02, to be repurchased at
 $12,313,633 on 10/1/02, collateralized by U.S. Treasury Bonds, 7.25%--
 10.375%, 11/15/12--2/15/20, with a value of $308,594,118
 (Cost $12,313,000)                                     $12,313,000      12,313,000
------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $318,829,203)               99.6%    320,206,283
------------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                0.4       1,444,713
                                                        ----------------------------
 Net Assets                                                   100.0%   $321,650,996
                                                        ============================




          17 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS  Continued


Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP      Argentine Peso
AUD      Australian Dollar
BRR      Brazilian Real
CAD      Canadian Dollar
CLP      Chilean Peso
EUR      Euro
FRF      French Franc
GBP      British Pound Sterling
IDR      Indonesian Rupiah
JPY      Japanese Yen
MXN      Mexican Nuevo Peso
NOK      Norwegian Krone
PHP      Philippines Peso
SEK      Swedish Krona

1. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
2. Zero coupon bond reflects effective yield on the date of purchase.
3. Issuer is in default.
4. Non-income producing security.
5. Identifies issues considered to be illiquid or restricted--See Note 9 of Notes to Financial Statements.
6. Represents the current interest rate for a variable or increasing rate security.
7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,411,913 or 3.86% of the Fund's net assets as of September 30, 2002.
8. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                      Principal (000s) Expiration  Exercise     Premium Market Value
                        Subject to Put       Date     Price    Received   See Note 1
------------------------------------------------------------------------------------
United Mexican States Bonds,
11.50%, 5/15/26                 $1,970    3/19/03    0.013%    $175,330     $184,195




          18 | OPPENHEIMER INTERNATIONAL BOND FUND

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

 Geographic Diversification                     Market Value         Percent
-----------------------------------------------------------------------------
 United States                                  $ 52,229,135            16.3%
 Russia                                           30,320,275             9.5
 Spain                                            18,851,097             5.9
 Mexico                                           16,136,613             5.0
 The Netherlands                                  15,459,916             4.8
 Philippines                                      13,227,515             4.1
 Italy                                            11,878,631             3.7
 Supranational                                    11,661,574             3.6
 Brazil                                           11,034,126             3.5
 Belgium                                          10,875,718             3.4
 Great Britain                                    10,458,068             3.3
 Germany                                          10,372,264             3.2
 Greece                                            9,065,795             2.8
 Venezuela                                         8,816,549             2.8
 France                                            8,718,477             2.7
 Colombia                                          7,107,072             2.2
 Austria                                           6,883,710             2.1
 South Africa                                      5,650,156             1.8
 Panama                                            4,906,332             1.5
 Peru                                              4,758,855             1.5
 Hungary                                           4,723,587             1.5
 Portugal                                          4,496,856             1.4
 Ecuador                                           4,095,900             1.3
 Indonesia                                         3,473,239             1.1
 Turkey                                            3,340,462             1.0
 Australia                                         3,120,850             1.0
 Ukraine                                           3,114,853             1.0
 Canada                                            3,084,353             1.0
 Korea, Republic of South                          2,947,169             0.9
 Algeria                                           2,849,923             0.9
 Malaysia                                          2,502,633             0.8
 Argentina                                         2,321,705             0.7
 Chile                                             1,799,949             0.6
 Egypt                                             1,646,398             0.5
 Norway                                            1,586,358             0.5
 Sweden                                            1,571,449             0.5
 Dominican Republic                                1,410,350             0.4
 El Salvador                                         822,700             0.3
 Bulgaria                                            791,823             0.2
 Nigeria                                             727,431             0.2
 Ivory Coast                                         521,546             0.2
 Belize                                              446,625             0.1
 Uruguay                                             194,512             0.1
 Guatemala                                           184,400             0.1
 Qatar                                                17,730              --
 Hong Kong                                             1,604              --
                                                -----------------------------
 Total                                          $320,206,283           100.0%
                                                =============================


See accompanying Notes to Financial Statements.



          19 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  September 30, 2002


-----------------------------------------------------------------------------------
 Assets
-----------------------------------------------------------------------------------
 Investments, at value (cost $318,829,203)--
 see accompanying statement                                           $320,206,283
-----------------------------------------------------------------------------------
 Cash                                                                      280,826
-----------------------------------------------------------------------------------
 Cash--foreign currencies (cost $57,960)                                    34,370
-----------------------------------------------------------------------------------
 Cash used for collateral on futures, forwards and put options           1,482,000
-----------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                      72,667
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $8,073 sold on a when-issued basis)        10,805,149
 Interest, dividends and principal paydowns                              5,549,585
 Shares of beneficial interest sold                                      2,942,058
 Swap contract                                                              24,402
 Other                                                                       2,003
                                                                      -------------
 Total assets                                                          341,399,343

-----------------------------------------------------------------------------------
 Liabilities
-----------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency contracts                      27,677
-----------------------------------------------------------------------------------
 Options written, at value (premiums received $175,330)--
 see accompanying statement                                                184,195
-----------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                  11,165,848
 Shares of beneficial interest redeemed                                  5,719,680
 Closed foreign currency contracts                                       1,857,013
 Dividends                                                                 338,880
 Distribution and service plan fees                                        184,849
 Shareholder reports                                                       122,626
 Transfer and shareholder servicing agent fees                              55,705
 Daily variation on futures contracts                                       48,732
 Trustees' compensation                                                        561
 Other                                                                      42,581
                                                                      -------------
 Total liabilities                                                      19,748,347

-----------------------------------------------------------------------------------
 Net Assets                                                           $321,650,996
                                                                      =============

-----------------------------------------------------------------------------------
 Composition of Net Assets
-----------------------------------------------------------------------------------
 Par value of shares of beneficial interest                           $     73,530
-----------------------------------------------------------------------------------
 Additional paid-in capital                                            354,813,493
-----------------------------------------------------------------------------------
 Overdistributed net investment income                                    (896,072)
-----------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign
 currency transactions                                                 (33,864,554)
-----------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                1,524,599
                                                                      -------------
 Net Assets                                                           $321,650,996
                                                                      =============





          20 | OPPENHEIMER INTERNATIONAL BOND FUND

----------------------------------------------------------------------------------
 Net Asset Value Per Share
----------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $181,456,110 and 41,427,996 shares of beneficial interest outstanding)      $4.38
 Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price)                                                    $4.60
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $100,049,144 and 22,905,683 shares of beneficial interest outstanding)      $4.37
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $38,865,249 and 8,903,178 shares of beneficial interest outstanding)        $4.37
----------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,280,493 and 292,966 shares of beneficial interest outstanding)           $4.37



 See accompanying Notes to Financial Statements.





          21 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 2002


-----------------------------------------------------------------------------------
 Investment Income
-----------------------------------------------------------------------------------
 Interest (net of foreign withholding taxes of $7,794)                 $16,275,556
-----------------------------------------------------------------------------------
 Dividends                                                                     929
                                                                       ------------
 Total investment income                                                16,276,485

-----------------------------------------------------------------------------------
 Expenses
-----------------------------------------------------------------------------------
 Management fees                                                         1,851,525
-----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   313,178
 Class B                                                                   851,975
 Class C                                                                   285,981
 Class N                                                                     1,444
-----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                   332,663
 Class B                                                                   214,823
 Class C                                                                    72,417
 Class N                                                                       566
-----------------------------------------------------------------------------------
 Shareholder reports                                                       199,424
-----------------------------------------------------------------------------------
 Custodian fees and expenses                                               101,941
-----------------------------------------------------------------------------------
 Trustees' compensation                                                      9,385
-----------------------------------------------------------------------------------
 Other                                                                      60,643
                                                                       ------------
 Total expenses                                                          4,295,965
 Less reduction to custodian expenses                                       (8,013)
                                                                       ------------
 Net expenses                                                            4,287,952

-----------------------------------------------------------------------------------
 Net Investment Income                                                  11,988,533

-----------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                   9,290,822
 Closing of futures contracts                                             (406,037)
 Closing and expiration of option contracts written                        178,461
 Foreign currency transactions                                           7,156,017
                                                                       ------------
 Net realized gain                                                      16,219,263
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                             4,381,613
 Translation of assets and liabilities denominated
 in foreign currencies                                                   2,335,373
                                                                       ------------
 Net change                                                              6,716,986
                                                                       ------------
 Net realized and unrealized gain                                       22,936,249
-----------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                  $34,924,782
                                                                       ============




 See accompanying Notes to Financial Statements.




          22 | OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended September 30,                                       2002          2001
-----------------------------------------------------------------------------------
 Operations
-----------------------------------------------------------------------------------
 Net investment income                                  $ 11,988,533  $ 16,024,101
-----------------------------------------------------------------------------------
 Net realized gain (loss)                                 16,219,263   (18,499,271)
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation                     6,716,986     2,722,710
                                                        ---------------------------
 Net increase in net assets resulting from operations     34,924,782       247,540

-----------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
-----------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                  (5,960,008)           --
 Class B                                                  (3,128,518)           --
 Class C                                                  (1,038,402)           --
 Class N                                                     (12,245)           --
-----------------------------------------------------------------------------------
 Tax return of capital distribution:
 Class A                                                  (1,001,844)   (8,487,688)
 Class B                                                    (633,014)   (6,076,453)
 Class C                                                    (212,641)   (1,760,643)
 Class N                                                      (2,205)       (1,308)

-----------------------------------------------------------------------------------
 Beneficial Interest Transactions
-----------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                  50,685,955    26,717,450
 Class B                                                   7,421,458    (8,296,328)
 Class C                                                  10,958,666      (825,212)
 Class N                                                   1,158,705       110,344

-----------------------------------------------------------------------------------
 Net Assets
-----------------------------------------------------------------------------------
 Total increase                                           93,160,689     1,627,702
-----------------------------------------------------------------------------------
 Beginning of period                                     228,490,307   226,862,605
                                                        ---------------------------
 End of period [including overdistributed net investment
 income of $896,072 and $436,204, respectively]         $321,650,996  $228,490,307
                                                        ===========================





 See accompanying Notes to Financial Statements.




          23 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS


 Class A   Year ended September 30,             2002      2001      2000     1999      1998
----------------------------------------------------------------------------------------------
 Per Share Operating Data
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $ 3.95    $ 4.19    $ 4.23    $ 4.32    $ 5.51
----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .24       .30       .45       .58       .56
 Net realized and unrealized gain (loss)          .41      (.24)     (.08)     (.14)    (1.20)
                                               -----------------------------------------------
 Total from investment operations                 .65       .06       .37       .44      (.64)
----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.19)       --      (.21)     (.53)     (.53)
 Tax return of capital distribution              (.03)     (.30)     (.20)       --        --
 Distributions from net realized gain              --        --        --        --      (.02)
                                               -----------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.22)     (.30)     (.41)     (.53)     (.55)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                 $4.38     $3.95     $4.19     $4.23     $4.32
                                               ===============================================

----------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)            16.78%     1.40%     8.93%    10.58%   (12.50)%
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $181,456  $118,733  $100,928  $102,236  $ 97,404
----------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $134,912  $117,000  $110,968  $101,948  $108,264
----------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           5.16%     7.10%    10.23%    13.47%    11.09%
 Expenses                                        1.37%     1.38%     1.31%     1.26%     1.24%(3)
 Expenses, net of reduction to custodian
 and/or voluntary waiver of transfer agent fees  1.37%     1.38%     1.29%     1.25%     1.24%
----------------------------------------------------------------------------------------------
 Portfolio turnover rate                          372%      377%      288%      285%      446%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



          24 | OPPENHEIMER INTERNATIONAL BOND FUND

 Class B   Year ended September 30,             2002      2001      2000     1999      1998
----------------------------------------------------------------------------------------------
 Per Share Operating Data
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $ 3.94    $ 4.17   $ 4.22     $ 4.31    $ 5.50
----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .21       .26      .42        .55       .52
 Net realized and unrealized gain (loss)          .40      (.22)    (.09)      (.14)    (1.20)
                                               -----------------------------------------------
 Total from investment operations                 .61       .04      .33        .41      (.68)
----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income            (.15)       --     (.20)      (.50)     (.49)
 Tax return of capital distribution              (.03)     (.27)    (.18)        --        --
 Distributions from net realized gain              --        --       --         --      (.02)
                                               -----------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.18)     (.27)    (.38)      (.50)     (.51)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                 $4.37     $3.94    $4.17      $4.22     $4.31
                                               ===============================================

----------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)            15.90%     0.85%    7.94%      9.79%   (13.16)%
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $100,049   $84,427 $ 98,272   $118,632  $119,998
----------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $ 85,244   $93,455 $115,116   $122,878  $128,789
----------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           4.41%     6.40%    9.63%     12.70%    10.33%
 Expenses                                        2.14%     2.14%    2.05%      2.02%     2.00%(3)
 Expenses, net of reduction to custodian
 and/or voluntary waiver of transfer agent fees  2.14%     2.14%    2.03%      2.01%     2.00%
----------------------------------------------------------------------------------------------
 Portfolio turnover rate                          372%      377%     288%       285%      446%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



          25 | OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS  Continued


 Class C   Year ended September 30,             2002      2001      2000     1999      1998
----------------------------------------------------------------------------------------------
 Per Share Operating Data
----------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $ 3.94    $ 4.17   $ 4.22     $ 4.31    $ 5.50
----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                            .21       .26      .41        .55       .52
 Net realized and unrealized gain (loss)          .40      (.22)    (.08)      (.14)    (1.20)
                                               -----------------------------------------------
 Total from investment operations                 .61       .04      .33        .41      (.68)
----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders
 Dividends from net investment income            (.15)    --        (.19)      (.50)     (.49)
 Tax return of capital distribution              (.03)     (.27)    (.19)        --        --
 Distributions from net realized gain              --        --       --         --      (.02)
                                               -----------------------------------------------
 Total dividends and/or distributions
 to shareholders                                 (.18)     (.27)    (.38)      (.50)     (.51)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                 $4.37     $3.94    $4.17      $4.22     $4.31
                                               ===============================================

----------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(1)            15.90%     0.85%    7.95%      9.80%   (13.16)%
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
----------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)     $38,865   $25,221  $27,663    $29,456   $27,636
----------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $28,635   $27,125  $30,710    $28,918   $29,336
----------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                           4.37%     6.39%    9.55%     12.76%    10.33%
 Expenses                                        2.14%     2.14%    2.05%      2.02%     2.00%(3)
 Expenses, net of reduction to custodian
 and/or voluntary waiver of transfer agent fees  2.14%     2.14%    2.03%      2.01%     2.00%
----------------------------------------------------------------------------------------------
 Portfolio turnover rate                          372%      377%     288%       285%      446%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.



          26 | OPPENHEIMER INTERNATIONAL BOND FUND

 Class N   Year ended September 30,                                   2002      2001(1)
---------------------------------------------------------------------------------------
 Per Share Operating Data
---------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $ 3.95    $ 4.23
---------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                 .21       .16
 Net realized and unrealized gain (loss)                               .42      (.28)
                                                                    -------------------
 Total from investment operations                                      .63      (.12)
---------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                 (.18)       --
 Tax return of capital distribution                                   (.03)     (.16)
 Distributions from net realized gain                                   --        --
                                                                    -------------------
 Total dividends and/or distributions
 to shareholders                                                      (.21)     (.16)
---------------------------------------------------------------------------------------
 Net asset value, end of period                                      $4.37     $3.95
                                                                    ===================

---------------------------------------------------------------------------------------
 Total Return, at Net Asset Value(2)                                 16.23%    (2.88)%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
 Ratios/Supplemental Data
---------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                           $1,280      $109
---------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $  297      $ 34
---------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                4.87%     6.56%
 Expenses                                                             1.57%     1.39%
 Expenses, net of reduction to custodian
 and/or voluntary waiver of transfer agent fees                       1.57%     1.39%
---------------------------------------------------------------------------------------
 Portfolio turnover rate                                               372%      377%



1. For the period from March 1, 2001 (inception of offering) to September
30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.



          27 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Structured Notes. The Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of September 30, 2002, the market value of these securities comprised 7.8% of the Fund's net assets and resulted in unrealized losses in the current period of $1,192,630. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.



          28 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
 Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of September 30, 2002, the Fund had entered into when-issued sale commitments of $8,073.

--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of September 30, 2002, securities with an aggregate market value of $4,073,708, representing 1.27% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.



          29 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

 As of September 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                             Expiring
                             -----------------------
                             2002        $ 3,670,346
                             2003            449,603
                             2006          3,413,515
                             2007         24,055,190
                             2008          4,438,059
                             2009          1,299,082
                                         -----------
                             Total       $37,325,795(1)
                                         ===========

1. Includes $4,119,949 of the $8,187,009 unused capital loss carryforward acquired in the February 15, 2001 merger with Oppenheimer World Bond Fund which is no longer subject to limitation under IRS Sections 382 or 384.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.



          30 | OPPENHEIMER INTERNATIONAL BOND FUND

--------------------------------------------------------------------------------
 The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $1,816,973, a decrease in undistributed net investment income of $459,524, and a decrease in accumulated net realized loss on investments of $2,276,497. As noted in the Statement of Changes in Net Assets for federal income tax purposes, the Fund realized a return of capital of $1,849,704. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the years ended September 30, 2002 and September 30, 2001 was as follows:
                                           Year Ended          Year Ended
                                   September 30, 2002  September 30, 2001
                 --------------------------------------------------------
                 Distributions paid from:
                 Ordinary income          $10,139,173         $        --
                 Long-term capital gain            --                  --
                 Return of capital          1,849,704          16,326,092
                                          -------------------------------
                 Total                    $11,988,877         $16,326,092
                                          ===============================

 As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Overdistributed net investment income  $   (896,072)
                 Accumulated net realized loss           (33,864,554)
                 Net unrealized appreciation               1,524,599
                                                        ------------
                 Total                                  $(33,236,027)
                                                        ============

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



          31 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                     Year Ended                   Year Ended
                                 September 30, 2002          September 30, 2001(1)
                                Shares        Amount         Shares         Amount
-----------------------------------------------------------------------------------
 Class A
 Sold                       29,697,373  $129,350,915     11,475,782   $ 47,469,618
 Dividends and/or
 distributions reinvested    1,145,883     4,834,797      1,365,106      5,584,489
 Acquisition--Note 11               --            --      9,099,764     38,855,992
 Redeemed                  (19,476,112)  (83,499,757)   (15,986,371)   (65,192,649)
                           --------------------------------------------------------
 Net increase               11,367,144  $ 50,685,955      5,954,281   $ 26,717,450
                           ========================================================

-----------------------------------------------------------------------------------
 Class B
 Sold                        9,030,170  $ 39,252,375      2,577,998   $ 10,449,838
 Dividends and/or
 distributions reinvested      515,987     2,162,691        765,041      3,126,381
 Acquisition--Note 11               --            --      2,119,613      9,008,355
 Redeemed                   (8,090,580)  (33,993,608)    (7,563,989)   (30,880,902)
                           --------------------------------------------------------
 Net increase (decrease)     1,455,577  $  7,421,458     (2,101,337)  $ (8,296,328)
                           ========================================================

-----------------------------------------------------------------------------------
 Class C
 Sold                        4,734,148  $ 20,471,644      2,442,689   $ 10,125,425
 Dividends and/or
 distributions reinvested      180,877       759,597        228,472        933,199
 Acquisition--Note 11               --            --        389,518      1,655,452
 Redeemed                   (2,420,774)  (10,272,575)    (3,283,543)   (13,539,288)
                           --------------------------------------------------------
 Net increase (decrease)     2,494,251  $ 10,958,666       (222,864)  $   (825,212)
                           ========================================================

-----------------------------------------------------------------------------------
 Class N
 Sold                          292,426  $  1,277,397         27,136   $    109,074
 Dividends and/or
 distributions reinvested        2,942        12,571            426          1,270
 Redeemed                      (29,964)     (131,263)            --             --
                           --------------------------------------------------------
 Net increase                  265,404  $  1,158,705         27,562   $    110,344
                           ========================================================


 1. For the year ended September 30, 2001, for Class A, B and C shares and for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares.


--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2002, were $817,788,025 and $785,530,575, respectively.



          32 | OPPENHEIMER INTERNATIONAL BOND FUND

 As of September 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $319,807,053 was composed of:

                     Gross unrealized appreciation  $10,536,781
                     Gross unrealized depreciation  (10,137,551)
                                                    -----------
                     Net unrealized appreciation    $   399,230
                                                    ===========

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.

    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate       Class A    Concessions    Concessions    Concessions    Concessions
                    Front-End     Front-End     on Class A     on Class B     on Class C     on Class N
                Sales Charges Sales Charges         Shares         Shares         Shares         Shares
                   on Class A   Retained by    Advanced by    Advanced by    Advanced by    Advanced by
 Year Ended            Shares   Distributor Distributor(1) Distributor(1) Distributor(1) Distributor(1)
-------------------------------------------------------------------------------------------------------
 September 30, 2002  $452,569       $98,260       $115,077       $549,159       $128,269         $6,626

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                            Class A       Class B        Class C        Class N
                         Contingent    Contingent     Contingent     Contingent
                           Deferred      Deferred       Deferred       Deferred
                      Sales Charges Sales Charges  Sales Charges  Sales Charges
                        Retained by   Retained by    Retained by    Retained by
 Year Ended             Distributor   Distributor    Distributor    Distributor
-------------------------------------------------------------------------------
 September 30, 2002        $11,854      $276,434         $7,123         $1,255



          33 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued





--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended September 30, 2002, payments under the Class A Plan totaled $313,178, all of which were paid by the Distributor to recipients, and included $13,551 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended September 30, 2002, were as follows:

                                                                Distributor's
                                                 Distributor's      Aggregate
                                                     Aggregate   Unreimbursed
                                                  Unreimbursed  Expenses as %
                 Total Payments Amount Retained       Expenses  of Net Assets
                     Under Plan  by Distributor     Under Plan       of Class
------------------------------------------------------------------------------
 Class B Plan          $851,975        $656,771     $4,991,285           4.99%
 Class C Plan           285,981          52,083      1,079,070           2.78
 Class N Plan             1,444             859         12,754           1.00


--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.



          34 | OPPENHEIMER INTERNATIONAL BOND FUND

 As of September 30, 2002, the Fund had outstanding foreign currency contracts as follows:

                            Expiration       Contract    Valuation as of    Unrealized   Unrealized
 Contract Description            Dates  Amount (000s)     Sept. 30, 2002  Appreciation Depreciation
----------------------------------------------------------------------------------------------------
 Contracts to Purchase
 Canadian Dollar (CAD)        11/27/02          4,945CAD      $3,111,934       $    --       $18,211
 Euro (EUR)                   10/16/02-
                              12/27/02          8,880EUR       8,753,784        72,667            --
                                                                               ---------------------
                                                                                72,667        18,211
                                                                               ---------------------
 Contracts to Sell
 Australian Dollar (AUD)      11/27/02          5,760AUD       3,114,305            --           621
 British Pound Sterling (GBP)  10/1/02             23GBP          36,218            --           472
 Euro (EUR)                     5/5/03            665EUR         651,429            --         8,373
                                                                               ---------------------
                                                                                    --         9,466
                                                                               ---------------------
 Total Unrealized Appreciation and Depreciation                                $72,667       $27,677
                                                                               =====================


--------------------------------------------------------------------------------
 6. Futures Contracts
    A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.



          35 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 6. Futures Contracts Continued
 As of September 30, 2002, the Fund had outstanding futures contracts as follows:

                                                                                 Unrealized
                                 Expiration   Number of     Valuation as of    Appreciation
 Contract Description                  Dates  Contracts  September 30, 2002  (Depreciation)
--------------------------------------------------------------------------------------------
 Contracts to Purchase
 Euro-Bobl                           12/6/02        782         $84,974,924        $294,535
                                                                                   ---------

 Contracts to Sell
 Euro-Bundesobligation               12/6/02        160          17,828,932         (41,113)
 Euro-Schatz                         12/6/02        241          25,051,804         (50,018)
 Japan (Government of) Bonds, 10 yr.12/11/02         20          23,065,550         118,285
 U.S. Treasury Nts., 5 yr.          12/19/02        357          40,798,406        (306,797)
                                                                                   ---------
                                                                                   (279,643)
                                                                                   ---------
                                                                                   $ 14,892
                                                                                   =========


--------------------------------------------------------------------------------
 7. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.



          36 | OPPENHEIMER INTERNATIONAL BOND FUND

 Written option activity for the year ended September 30, 2002 was as follows:

                                        Call Options                          Put Options
                     -------------------------------     ---------------------------------
                     Principal (000s)/                   Principal (000s)/
                             Number of     Amount of             Number of      Amount of
                             Contracts      Premiums             Contracts       Premiums
------------------------------------------------------------------------------------------
 Options outstanding as of
 September 30, 2001                 --      $     --           280,537,595      $ 147,278
 Options written                 3,624       607,801             3,702,770        242,025
 Options closed or expired      (3,605)     (139,860)         (284,237,595)      (175,953)
 Options exercised                 (19)     (467,941)                 (800)       (38,020)
                     ---------------------------------------------------------------------
 Options outstanding as of
 September 30, 2002                 --      $     --                 1,970       $175,330
                     =====================================================================


--------------------------------------------------------------------------------
 8. Credit Swap Transactions
 The Fund may enter into a credit swap transaction to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement on a daily basis. The Fund enters into swaps only on securities it owns. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The Fund segregates liquid assets to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive.

 As of September 30, 2002, the Fund had entered into the following credit swap agreements:

                            Expiration    Notional       Valuation as of      Unrealized
 Contract Description             Date      Amount    September 30, 2002    Appreciation
-----------------------------------------------------------------------------------------
 J.P. Morgan Chase Bank, Jordon
 (Kingdom of ) Credit Nts.      6/6/06    390,000                $24,402         $24,402


--------------------------------------------------------------------------------
 9. Illiquid or Restricted Securities
 As of September 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2002 was



          37 | OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 9. Illiquid or Restricted Securities Continued
 $13,536,889, which represents 4.20% of the Fund's net assets, of which $34,370 is considered restricted. Information concerning restricted securities is as follows:


                   Acquisition                   Valuation as of   Unrealized
 Security                 Date        Cost    September 30, 2002 Depreciation
-----------------------------------------------------------------------------
 Currency
 Argentine Peso        1/15/02     $57,960               $34,370      $23,590


--------------------------------------------------------------------------------
 10. Bank Borrowings
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at September 30, 2002.


--------------------------------------------------------------------------------
 11. Acquisition of Oppenheimer World Bond Fund
 On February 16, 2001, the Fund acquired all of the net assets of Oppenheimer World Bond Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer World Bond Fund shareholders on February 9, 2001. The Fund issued (at an exchange ratio of 1.663545 for Class A, 1.671579 for Class B and 1.668707 for Class C of the Fund to one share of Oppenheimer International Bond
 Fund) 9,099,764; 2,119,613; and 389,518 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $38,855,992, $9,008,355 and $1,655,452 in exchange for the net assets, resulting in combined Class A net assets of $141,638,099, Class B net assets of $103,839,460 and Class C net assets of $29,637,104 on February 16, 2001. The net assets acquired included net unrealized appreciation of $432,989 and unused capital loss carryforward of $8,187,009. The exchange qualified as a tax-free reorganization for federal income tax purposes.



          38 | OPPENHEIMER INTERNATIONAL BOND FUND

INDEPENDENT AUDITORS' REPORT



--------------------------------------------------------------------------------
 To the Board of Trustees and Shareholders of Oppenheimer International Bond Fund:

    We have audited the accompanying statement of assets and liabilities of Oppenheimer International Bond Fund, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.





 Deloitte & Touche LLP

 Denver, Colorado
 October 25, 2002


          39 | OPPENHEIMER INTERNATIONAL BOND FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    None of the dividends paid by the Fund during the year ended September 30, 2002 are eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.




          40 | OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS


--------------------------------------------------------------------------------
Name, Address, Age,            Principal Occupation(s) During Past 5 Years /
Position(s) Held with Fund     Other Trusteeships/Directorships Held by
and Length of Service          Trustee / Number of Portfolios in Fund
                               Complex Currently Overseen by Trustee

INDEPENDENT TRUSTEES           The address of each Trustee in the chart below
                               is 6803 S. Tucson Way, Centennial, CO
                               80112-3924. Each Trustee serves for an
                               indefinite term, until his or her resignation, retirement, death or removal.


James C. Swain, Chairman       Formerly Chief Executive Officer (until August
and Trustee (since 1995)       27, 2002) of the Funds, Vice Chairman (until
Age: 68                        January 2, 2002) of OppenheimerFunds, Inc. (the
                               Manager) and President and a director (until
                               1997) of Centennial Asset Management Corporation
                               (a wholly-owned investment advisory subsidiary of the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.


William L. Armstrong,          Chairman of the following private mortgage
Trustee (since 1999)           banking companies: Cherry Creek Mortgage Company
Age: 65                        (since 1991), Centennial State Mortgage Company
                               (since 1994), The El Paso Mortgage Company
                               (since 1993), Transland Financial Services, Inc.
                               (since 1997); Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since 1995) and Ambassador Media
                               Corporation (since 1984); a director of the following public companies: Storage Technology
                               Corporation (computer equipment company) (since
                               1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992),
                               UNUMProvident (insurance company) (since 1991).
                               Formerly Director of International Family
                               Entertainment (television channel) (1992-1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995),
                               Frontier Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier
                               Title (title insurance agency) (1995-June 1999);
                               a U.S. Senator (January 1979-January 1991).
                               Oversees 41 portfolios in the OppenheimerFunds complex.


Robert G. Avis,                Formerly Mr. Avis held the following positions:
Trustee (since 1995)           Director and President of A.G. Edwards Capital,
Age: 71                        Inc. (General Partner of private equity funds)
                               (until February 2001); Chairman, President and
                               Chief Executive Officer of A.G. Edwards Capital,
                               Inc. (until March 2000); Vice Chairman and
                               Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of A.G. Edwards Trust Company and A.G.E. Asset
                               Management (investment advisor) (until March
                               1999); and a Director (until March 2000) of A.G.
                               Edwards & Sons and A.G. Edwards Trust Company.
                               Oversees 41 portfolios in the OppenheimerFunds complex.


George C. Bowen,               Formerly (until April 1999) Mr. Bowen held the
Trustee (since 1995)           following positions: Senior Vice President (from
Age: 66                        September 1987) and Treasurer (from March 1985)
                               of the Manager; Vice President (from June 1983) and Treasurer (since March 1985) of
                               OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since
                               February 1992), Treasurer (since July 1991)
                               Assistant Secretary and a director (since
                               December 1991) of Centennial Asset Management
                               Corporation; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView
                               Asset Management Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January
                               1990) of Centennial Capital Corporation (an investment advisory subsidiary of the Manager);
                               Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of Shareholder
                               Services, Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and
                               Secretary (since November 1989) of Shareholder
                               Financial Services, Inc. (a transfer agent subsidiary of the Manager); Assistant Treasurer
                               (since March 1998) of Oppenheimer Acquisition
                               Corp. (the Manager's parent corporation);
                               Treasurer (since November 1989) of Oppenheimer
                               Partnership Holdings, Inc. (a holding company subsidiary of the




          41 | OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS  Continued


George C. Bowen,               Manager); Vice President and Treasurer (since
Continued                      July 1996) of Oppenheimer Real Asset Management,
                               Inc. (an investment advisory subsidiary of the Manager); Chief Executive Officer and director
                               (since March 1996) of MultiSource Services, Inc.
                               (a broker-dealer subsidiary of the Manager);
                               Treasurer (since October 1997) of
                               OppenheimerFunds International Ltd. and
                               Oppenheimer Millennium Funds plc (offshore fund management subsidiaries of the Manager).
                               Oversees 41 portfolios in the OppenheimerFunds complex.


Edward L. Cameron,             A member of The Life Guard of Mount Vernon,
Trustee (since 1995)           George Washington's home (since June 2000).
Age: 64                        Formerly (March 2001-May 2002) Director of
                               Genetic ID, Inc. and its subsidiaries (a privately held biotech company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman (from 1994-1998), Price Waterhouse LLP Global Investment
                               Management Industry Services Group. Oversees 41 portfolios in the OppenheimerFunds complex.


Jon S. Fossel,                 Chairman and Director (since 1998) of Rocky
Trustee (since 1995)           Mountain Elk Foundation (a not-for-profit
Age: 60                        foundation); and a director (since October 1999)
                               of P.R. Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Oversees 41 portfolios in the OppenheimerFunds complex.


Sam Freedman, Trustee          A trustee or director of other Oppenheimer
(since 1996)                   funds. Formerly (until October 1994) Mr.
Age: 61                        Freedman held several positions in subsidiary or
                               affiliated companies of the Manager. Oversees 41 portfolios in the OppenheimerFunds complex.


Beverly L. Hamilton,           Trustee (since 1996) of MassMutual Institutional
Trustee (since 2002)           Funds and of MML Series Investment Fund
Age: 55                        (open-end investment companies); Director of MML
                               Services (since April 1987) and America Funds
                               Emerging Markets Growth Fund (since October
                               1991) (both are investment companies), The
                               California Endowment (a philanthropy
                               organization) (since April 2002), and Community
                               Hospital of Monterey Peninsula, (since February
                               2002); a trustee (since February 2000) of
                               Monterey International Studies (an educational organization), and an advisor to Unilever
                               (Holland)'s pension fund and to Credit Suisse
                               First Boston's Sprout venture capital unit. Mrs.
                               Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of Michigan and Hartford Hospital.
                               Formerly, Mrs. Hamilton held the following position: President (February 1991-April 2000)
                               ARCO Investment Management Company. Oversees 40 portfolios in the OppenheimerFunds complex.


Robert J. Malone,              Director (since 2001) of Jones Knowledge, Inc.
Trustee (since 2002)           (a privately held company), U.S. Exploration,
Age: 58                        Inc., (since 1997), Colorado UpLIFT (a
                               non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation
                               (since 2000). Formerly, Mr. Malone held the following positions: Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly Colorado
                               National Bank,) (July 1996-April 1, 1999) and a director of Commercial Assets, Inc. (1993-2000).
                               Oversees 40 portfolios in the OppenheimerFunds complex.


F. William Marshall, Jr.,      Trustee (since 1996) of MassMutual Institutional
Trustee (since 2000)           Funds and of MML Series Investment Fund
Age: 60                        (open-end investment companies); Trustee and
                               Chairman (since May 1987) of the investment committee for the Worcester Polytech Institute;
                               President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable organization); Trustee (since 1995) of the Springfield Library and Museum
                               Association; Trustee (since 1996) of the
                               Community Music School of Springfield; Member of the investment committee of the Community
                               Foundation of Western Massachusetts (since
                               1998). Formerly, Chairman (January





          42 | OPPENHEIMER INTERNATIONAL BOND FUND

F. William Marshall, Jr.,      1999-July 1999) of SIS & Family Bank, F.S.B.
Continued                      (formerly SIS Bank); President, Chief Executive
                               Officer and Director (May 1993-December 1998) of
                               SIS Bankcorp, Inc. and SIS Bank (formerly
                               Springfield Institution for Savings) and
                               Executive Vice President (January 1999-July
                               1999) of Peoples Heritage Financial Group, Inc.
                               Oversees 41 portfolios in the OppenheimerFunds complex.


--------------------------------------------------------------------------------
INTERESTED TRUSTEE             The address of Mr. Murphy in the chart below is
AND OFFICER                    498 Seventh Avenue, New York, NY 10018. Mr.
                               Murphy serves for an indefinite term, until his resignation, death or removal.


John V. Murphy, President      Chairman, Chief Executive Officer and director
and Trustee                    (since June 2001) and President (since September
(since October 2001)           2000) of the Manager; President and a director
Age: 53                        or trustee of other Oppenheimer funds; President
                               and a director (since July 2001) of Oppenheimer
                               Acquisition Corp. and of Oppenheimer Partnership
                               Holdings, Inc.; a director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman and a director (since July 2001) of Shareholder
                               Services, Inc. and of Shareholder Financial
                               Services, Inc.; President and a director (since
                               July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.:
                               OFI Institutional Asset Management, Inc. and
                               Centennial Asset Management Corporation (since
                               November 2001), HarbourView Asset Management
                               Corporation and OFI Private Investments, Inc.
                               (since July 2001); President (since November 1,
                               2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity
                               Investment Management Corp. and Tremont
                               Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since
                               February 1997) of Massachusetts Mutual Life
                               Insurance Company (the Manager's parent
                               company); a director (since June 1995) of DBL
                               Acquisition Corporation; formerly, Chief
                               Operating Officer (September 2000-June 2001) of the Manager; President and trustee (November
                               1999-November 2001) of MML Series Investment
                               Fund and MassMutual Institutional Funds
                               (open-end investment companies); a director
                               (September 1999-August 2000) of C.M. Life
                               Insurance Company; President, Chief Executive
                               Officer and director (September 1999-August
                               2000) of MML Bay State Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle
                               Bancorp and Hibernia Savings Bank (a
                               wholly-owned subsidiary of Emerald Isle
                               Bancorp). Oversees 69 portfolios in the
                               OppenheimerFunds complex.




--------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: Messrs. Molleur, Steinmetz, de Rossi and Zack and Ms. Feld is 498 Seventh Avenue, New York, NY 10018, Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt and Ives is 6803 S. Tucson Way, Centennial, CO
                               80112-3924. Each Officer serves for an annual term or until his or her resignation, death or removal.


Arthur P. Steinmetz,           Senior Vice President of the Manager (since
Vice President                 March 1993) and of HarbourView Asset Management
(since 1999)                   Corporation (since March 2000); an officer of 6
Age: 43                        portfolios in the OppenheimerFunds complex.





          43 | OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS  Continued

Ruggero de'Rossi, Vice         Vice President of the Manager (since March
President (since 2000)         2000). Prior to joining the Manager he was a
Age: 39                        Senior Vice President and Chief Emerging Markets
                               Debt and Currency Strategist of ING Barings, a global investment bank (July 1998-March 2000);
                               before that he was a Vice President, head of emerging markets trading strategies at Citicorp
                               Securities, after having run the bank's
                               proprietary trading activity on international fixed income and foreign exchange derivatives
                               (May 1995-July 1998). An officer of 1 portfolio in the OppenheimerFunds complex.


Brian W. Wixted, Treasurer,    Senior Vice President and Treasurer (since March
Principal Financial and        1999) of the Manager; Treasurer (since March
Accounting Officer             1999) of HarbourView Asset Management
(since April 1999)             Corporation, Shareholder Services, Inc.,
Age: 43                        Oppenheimer Real Asset Management Corporation,
                               Shareholder Financial Services, Inc.,
                               Oppenheimer Partnership Holdings, Inc., OFI
                               Private Investments, Inc. (since March 2000),
                               OppenheimerFunds International Ltd. and
                               Oppenheimer Millennium Funds plc (since May
                               2000) and OFI Institutional Asset Management,
                               Inc. (since November 2000); Treasurer and Chief
                               Financial Officer (since May 2000) of
                               Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer
                               (since March 1999) of Oppenheimer Acquisition
                               Corp. and OppenheimerFunds Legacy Program (since
                               April 2000); formerly Principal and Chief
                               Operating Officer (March 1995-March 1999),
                               Bankers Trust Company--Mutual Fund Services
                               Division. An officer of 85 portfolios in the OppenheimerFunds complex.


Connie Bechtolt,               Assistant Vice President of the Manager (since
Assistant Treasurer            September 1998); formerly Manager/Fund
(since October 2002)           Accounting of the Manager (September
Age: 39                        1994-September 1998). An officer of 85
                               portfolios in the OppenheimerFunds complex.


Philip F. Vottiero,            Vice President/Fund Accounting of the Manager
Assistant Treasurer            (since March 2002); formerly Vice
(since August 27, 2002)        President/Corporate Accounting of the Manager
Age: 39                        (July 1999-March 2002) prior to which he was
                               Chief Financial Officer at Sovlink Corporation
                               (April 1996-June 1999). An officer of 72 portfolios in the OppenheimerFunds complex.


Robert G. Zack,                Senior Vice President (since May 1985) and
Vice President & Secretary     General Counsel (since February 2002) of the
(since November 1, 2001)       Manager; General Counsel and a director (since
Age: 54                        November 2001) of OppenheimerFunds Distributor,
                               Inc.; Senior Vice President and General Counsel
                               (since November 2001) of HarbourView Asset
                               Management Corporation; Vice President and a director (since November 2000) of Oppenheimer
                               Partnership Holdings, Inc.; Senior Vice
                               President, General Counsel and a director (since
                               November 2001) of Shareholder Services, Inc.,
                               Shareholder Financial Services, Inc., OFI
                               Private Investments, Inc., Oppenheimer Trust
                               Company and OFI Institutional Asset Management,
                               Inc.; General Counsel (since November 2001) of
                               Centennial Asset Management Corporation; a director (since November 2001) of Oppenheimer
                               Real Asset Management, Inc.; Assistant Secretary and a director (since November 2001) of OppenheimerFunds International Ltd.; Vice
                               President (since November 2001) of
                               OppenheimerFunds Legacy Program; Secretary
                               (since November 2001) of Oppenheimer Acquisition
                               Corp.; formerly Acting General Counsel (November
                               2001-February 2002) and Associate General
                               Counsel (May 1981-October 2001) of the Manager;
                               Assistant Secretary of Shareholder Services,
                               Inc. (May 1985-November 2001), Shareholder
                               Financial Services, Inc. (November 1989-November
                               2001); OppenheimerFunds International Ltd. And
                               Oppenheimer Millennium Funds plc (October
                               1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.




          44 | OPPENHEIMER INTERNATIONAL BOND FUND

Philip T. Masterson,           Vice President and Assistant Counsel of the
Assistant Secretary            Manager (since July 1998); formerly, an
(since August 27, 2002)        associate with Davis, Graham, & Stubbs LLP
Age: 38                        (January 1997-June 1998). An officer of 72
                               portfolios in the OppenheimerFunds complex.


Denis R. Molleur,              Vice President and Senior Counsel of the Manager
Assistant Secretary            (since July 1999); formerly a Vice President and
(since November 1, 2001)       Associate Counsel of the Manager (September
Age: 45                        1995-July 1999). An officer of 82 portfolios in
                               the OppenheimerFunds complex.


Katherine P. Feld,             Vice President and Senior Counsel (since July
Assistant Secretary            1999) of the Manager; Vice President (since June
(since November 1, 2001)       1990) of OppenheimerFunds Distributor, Inc.;
Age: 44                        Director, Vice President and Assistant Secretary
                               (since June 1999) of Centennial Asset Management
                               Corporation; Vice President (since 1997) of
                               Oppenheimer Real Asset Management, Inc.;
                               formerly Vice President and Associate Counsel of the Manager (June 1990-July 1999). An officer of
                               85 portfolios in the OppenheimerFunds complex.


Kathleen T. Ives,              Vice President and Assistant Counsel (since June
Assistant Secretary            1998) of the Manager; Vice President (since
(since November 1, 2001)       1999) of OppenheimerFunds Distributor, Inc.;
Age: 37                        Vice President and Assistant Secretary (since
                               1999) of Shareholder Services, Inc.; Assistant
                               Secretary (since December 2001) of
                               OppenheimerFunds Legacy Program and Shareholder
                               Financial Services, Inc.; formerly Assistant
                               Vice President and Assistant Counsel of the
                               Manager (August 1997-June 1998); Assistant
                               Counsel of the Manager (August 1994-August
                               1997). An officer of 85 portfolios in the OppenheimerFunds complex.






The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.



          45 | OPPENHEIMER INTERNATIONAL BOND FUND

OPPENHEIMER INTERNATIONAL BOND FUND



--------------------------------------------------------------------------------
 Investment Advisor        OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
 Distributor               OppenheimerFunds Distributor, Inc.


--------------------------------------------------------------------------------
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent


--------------------------------------------------------------------------------
 Independent Auditors      Deloitte & Touche llp


--------------------------------------------------------------------------------
 Legal Counsel to the      Myer, Swanson, Adams & Wolf, P.C.
 Fund


--------------------------------------------------------------------------------
 Legal Counsel to the      Mayer Brown Rowe & Maw
 Independent Trustees

                           Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., 498 Seventh Avenue, New York,
                           NY 10018.


               (COPYRIGHT)Copyright 2002 OppenheimerFunds, Inc.
               All rights reserved.




          46 | OPPENHEIMER INTERNATIONAL BOND FUND

OPPENHEIMERFUNDS FAMILY

------------------------------------------------------------------------------------------------------------------------
 Global Equity          Developing Markets Fund                                 Global Fund
                        International Small Company Fund                        Quest Global Value Fund
                        Europe Fund                                             Global Growth & Income Fund
                        International Growth Fund

------------------------------------------------------------------------------------------------------------------------
 Equity                 Stock                                                   Stock & Bond
                        Emerging Technologies Fund                              Quest Opportunity Value Fund
                        Emerging Growth Fund                                    Total Return Fund
                        Enterprise Fund                                         Quest Balanced Value Fund
                        Discovery Fund                                          Capital Income Fund
                        Main Street(REGISTRATION MARK) Small Cap Fund           Multiple Strategies Fund
                        Small Cap Value Fund                                    Disciplined Allocation Fund
                        MidCap Fund                                             Convertible Securities Fund
                        Main Street(REGISTRATION MARK) Opportunity Fund         Specialty
                        Growth Fund                                             Real Asset Fund(REGISTRATION MARK)
                        Capital Appreciation Fund                               Gold & Special Minerals Fund
                        Main Street(REGISTRATION MARK) Growth & Income Fund     Tremont Market Neutral Fund, LLC(1)
                        Value Fund                                              Tremont Opportunity Fund, LLC(1)
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund

------------------------------------------------------------------------------------------------------------------------
 Income                 Taxable                                                 Rochester Division
                        International Bond Fund                                 California Municipal Fund(3)
                        High Yield Fund                                         New Jersey Municipal Fund(3)
                        Champion Income Fund                                    New York Municipal Fund(3)
                        Strategic Income Fund                                   Municipal Bond Fund
                        Bond Fund                                               Limited Term Municipal Fund(4)
                        Senior Floating Rate Fund                               Rochester National Municipals
                        U.S. Government Trust                                   Rochester Fund Municipals
                        Limited-Term Government Fund                            Limited Term New York Municipal Fund
                        Capital Preservation Fund(2)                            Pennsylvania Municipal Fund(3)

------------------------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                                   Stock & Bond
                        Mercury Advisors Focus Growth Fund                      QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund(5)
                        Mercury Advisors S&P 500(REGISTRATION MARK) Index Fund(2)

------------------------------------------------------------------------------------------------------------------------
 Money Market(6)        Money Market Fund                                       Cash Reserves


 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on September 30, 2002.
 5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



          47 | OPPENHEIMER INTERNATIONAL BOND FUND

PRIVACY POLICY NOTICE


As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:

o Applications or other forms
o When you create a user ID and password for online account access
o When you enroll in eDocs Direct
o Your transactions with us, our affiliates or others
o A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

Protection of Information
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

Security
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:
o Account access
o Create a user ID and profile
o User profile
o eDocs Direct, our electronic document delivery service



          48 | OPPENHEIMER INTERNATIONAL BOND FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com.

Emails and Encryption
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com for assistance.

o All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

o Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o You can exit the secure area by either closing your browser, or for added security, you can use the Log Out of Account Area button before you close your browser.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

How You Can Help
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.


--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.CALL.OPP (1.800.225.5677).



          49 | OPPENHEIMER INTERNATIONAL BOND FUND

INFORMATION AND SERVICES

[EDOCS DIRECT GRAPHIC OMITTED]

Get This Report Online!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE!


With OppenheimerFunds eDocs Direct, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!
Sign up for eDocs Direct today
at www.oppenheimerfunds.com

--------------------------------------------------------------------------------
Internet
24-hr access to account information and transactions(1)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink(1) and General Information
24-hr automated information and automated
transactions Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April): 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OIBAX  Class B: OIBBX  Class C: OIBCX  Class N: OIBNX
--------------------------------------------------------------------------------


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                [GRAPHIC OMITTED]
                                OPPENHEIMERFUNDS [R]
                                Distributor, Inc.

RA0880.001.0902   November 29, 2002